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Exhibit 10.39

    December 19, 1997

    Bradford L Duft
    Kimberly Duft
    P.O. Box 1133
    Rancho Santa Fe, California 92067

    RE:    MARGIN ACCOUNT LOAN

    Dear Brad and Kim:

    This letter sets forth our agreement regarding your margin account no. 231-19174 (the "Margin Account") with BT Alex Brown Incorporated ("BTAW').

    1. Concurrently herewith, Amylin Pharmaceuticals, Inc. (the "Company") will deliver to BTAB the sum of $124,000 (the "Amylin Funds") to be held by BTAB in an interest-bearing account (the "Amylin Account") solely as collateral for your Margin Account obligations pursuant to the Guaranty Agreement in the form attached hereto as Exhibit A (the "Cross Guaranty Agreement").

    2. Subject to the terms of the Cross Guaranty Agreement, as of March 19, 1998 (or such earlier date as Amylin reasonably determines that the Amylin Account is no longer necessary as collateral for your Margin Account obligations), Amylin shall close the Amylin Account and any and all Amylin Funds remaining in the Amylin Account (together with all accrued interest thereon) shall be returned to Amylin as promptly as practicable.

   3. To the extent that the full amount of the Amylin Funds, together with all interest that may be accrued thereon at the rate applicable to the Amylin Account is not returned to Amylin in accordance with paragraph 2, the shortfall shall be deemed to be a loan by Amylin to you made as of March 19, 1998, which shall be repaid by you in accordance with the provisions of this letter (the "Loan").

   4. The Loan shall bear interest at an annual rate equal to 8.875%, with such accrual to commence as of March 19, 1998. The full amount of the Loan together with all accrued interest thereon shall be due and payable at any time following March 19, 1998 on demand by Amylin.




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    Bradford J. Duft
    Kimberly Duft
    December 19, 1997
    Page 2


    5. The Loan shall be secured by, and Amylin shall have a security interest in, all shares of Amylin Common Stock and all options to purchase Amylin Common Stock owned beneficially or of record by you now or at any time prior to March 19, 1998 or prior to repayment of the Loan in full (the "Securities"). You agree to promptly execute such further documentation and promptly take such additional actions as Amylin may reasonably request (including but not limited to execution of a Security Agreement in form reasonably satisfactory to Amylin and the delivery to Amylin or its designee of all certificates and agreements representing your Securities to the extent you are permitted to do so under the terms of the BTAB Margin Account or any other margin account to which you may be a party) in order to perfect such security interest or otherwise carryout the purposes of this letter. You agree that in no event will you sell or otherwise transfer any Securities prior to March 19, 1998 and the repayment in full of the Loan; provided that at your discretion you may elect to (i) sell shares of Common Stock held in your Margin Account the proceeds of which will promptly be applied to reduce your Margin Account indebtedness to BTAB and/or (ii) permit BTAB to cover any margin call on your Margin Account which would otherwise be covered by Amylin Funds.

    6. Payments on the Loan will be credited first to any interest due and then to outstanding principal. Except as set forth in paragraph 4, demand, presentment, notice, notice of demand, notice for payment, protest and notice of dishonor are hereby waived by you. No delay or omission in exercising any rights under this letter shall operate as a waiver, and no waiver under this letter will be effective unless it is done expressly and in writing. The prevailing party shall be entitled to collect its reasonable attorneys' fees in connection with any action by a party to enforce its rights under this letter.

    7. This letter agreement shall be binding on and inure to the benefit of each of the parties hereto and their respective heirs, personal representatives, successors and assigns. This letter agreement shall be governed by and construed in accordance with the laws of the state of California as such laws apply to agreements among California residents made and to be performed entirely within the state of California. This letter agreement may be executed in two or more counterparts, each of which shall be deemed an original, all of which together shall constitute one and the same instrument The terms of this letter agreement may only be altered or amended by a writing duly executed by the parties.



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    Bradford J. Duft
    Kimberly Duft
    December 19, 1997
    Page 3


    If you are in agreement with the foregoing, please sign and date the enclosed copy of this letter agreement in the place indicated below and return it to me.




    Sincerely,

    AMYLIN PHARMACEUTICALS. INC.
    /s/ Marjorie T. Sennett
    -----------------------
    Marjorie T. Sennett
    Senior Vice President and Chief Financial Officer



    Agreed to and accepted this 19th day of December, 1997:



BRADFORD J. DUFT                                     KIMBERLY DUFT


/s/ Bradford J. Duft                                 /s/ Kimberly Duft
---------------------------                          ---------------------------



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                               GUARANTY AGREEMENT

BT Alex. Brown Incorporated
Attn: Retail Credit
1290 Avenue of the Americas, 10th Floor
New York, NY 10104

Gentlemen:

     1. In consideration of your opening, and/or continuing, an account or accounts (which separately or jointly, with any and all renewals thereof, are hereinafter referred to as "said guaranteed account") with, or otherwise giving credit in said guaranteed account to Bradford J. Duft and/or Kimberly S. Duft including with respect to the account bearing account number 231-19174 (hereinafter referred to as the "Customer"), on such terms and conditions as may, from time to time, be agreed to between you and the Customer (notice of which is hereby waived), the undersigned (hereinafter referred to as the "Guarantor") hereby unconditionally agrees to pay to you, on demand, any indebtedness which may now or hereafter be owing you by the Customer on said guaranteed account to the extent that moneys are deposited in a separate BT Alex. Brown account #231-34796.

     2. The Guarantor agrees that this guaranty shall be effective not only with respect to said guaranteed account but also with respect to any and all renewals thereof; that said guaranteed account may be changed from time to time by the purchase or sale or exchange of securities or other property, or by payments or by deliveries of securities or other property by or to or upon the order of the Customer; and that said guaranteed account may be closed out by you at any time; and that in general, you may deal with and accept the orders of the Customer with respect to transactions in said guaranteed account, without notice to the Guarantor, the same as if this guaranty had not been given.

     3. The Guarantor agrees that to secure said guaranteed account or to pay any indebtedness due therein, the Guarantor hereby grants to you a security interest in such money, securities or other property you may at any time hold or have in any account or accounts of the Guarantor, or in which the Guarantor may have an interest; that you may pledge and repledge any of such securities or other property, either separately or with any other securities or property, for such sum or a greater sum than may be due you in said guaranteed account, and without retaining the possession or control for delivery of a like amount of similar securities or property; that you may proceed at any time, in your discretion, and without prior demand or notice, to enforce said lien by the sale of any such securities or property of the Guarantor, in any manner and upon such terms as you may determine. At any such sales or other disposition you may yourself purchase the whole or any part of the collateral sold, free from any right of redemption on the part of the undersigned, which right is hereby waived and released. The undersigned further agrees that enforcement by you of said lien in any manner, in whole or in part, shall not in any way affect the continuing liability of the Guarantor for any remaining indebtedness in said guaranteed account; that any demand on the Guarantor to perform the obligation of the guaranty, or any action or proceedings brought to enforce the liability of the Guarantor hereunder shall not release or otherwise affect said lien; and that you shall at all times have both the liability of the
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Guarantor and said lien to secure to you payment of any indebtedness in said guaranteed account, enforcement of both of which may be pursued concurrently or separately.

        4. By written notice to you, the Guarantor may at any time terminate its obligations and rights hereunder in respect to future transactions in said guaranteed account; but notwithstanding such termination as to future transactions the obligations of the Guarantor hereunder with respect to any indebtedness in said guaranteed account, including any losses incurred in liquidating said guaranteed account during a reasonable time subsequent to the receipt of such notice, shall continue in full force and effect until such indebtedness, including all interest due on said indebtedness, has been paid in full to you.

        5. The undersigned hereby agrees that this guaranty shall not be impaired or otherwise affected by any failure to call for, take, hold, protect or perfect, continue the perfection of or enforce any security interest in or other lien upon, any collateral for said guaranteed accounts, or by failure to exercise, delay in the exercising or waiver of, or forebearance with respect to, any right or remedy available to you.

        6. The undersigned hereby acknowledges that it has derived or expects to derive a financial or other advantage from each and every extension of credit granted to this Customer.

        7. The undersigned agrees to pay on demand all expenses (including reasonable expenses for legal services of any kind and cost of any insurance and payment of taxes or other charges) of, or incidental to, the custody, care, sales or collection of, or realization upon, any collateral in said guaranteed account or in any way relating to the enforcement or protection of your rights hereunder.

        8. This guaranty shall continue to be effective or be reinstated, as the case may be, if at any time all or any part of any payment is rescinded or must be restored or returned by you whether under any insolvency, bankruptcy or reorganization proceeding or otherwise.

        9. This guaranty is a guaranty of payment and not of collection, and you shall be under no obligation to take any action against the Customer or any other person liable with respect to said guaranteed account or resort to any collateral security held by you as a condition precedent to the undersigned being obligated to perform as agreed herein. The undersigned hereby waives any rights to interpose any defense, counterclaim or offset of any nature and description which it may have or which may exist between and among you, the Customer and/or the undersigned.

        11. This guaranty shall be binding upon the Guarantor and any permitted assigns and shall inure to your benefit of any successor firm or firms. This guaranty shall be construed in accordance with the laws of the State of Maryland.


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     12.  This guaranty embodies the entire agreement and understanding between you and the undersigned with respect to the subject matter hereof and supersedes all prior agreements and understandings relating to the subject matter hereof.


Guarantors:
----------
#231-34796

    Amylin Pharmaceuticals, Inc.                  WITNESS:

Signed,  /s/ MARJORIE T. SENNETT          Signed,   CECELIA HULL
       ------------------------------            -------------------------
       Senior Vice President & CFO

Dated,    12/19/97                        Dated,    12/19/97
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